Supplement dated January 17, 2018, to the Wilmington Funds Prospectus dated August 31, 2017, as supplemented (the “Prospectus”)

1.	Effective immediately, the information in the Prospectus with respect to the Wilmington Diversified Income Fund (the “Fund”) will be amended, supplemented or replaced as follows:

The following amends and replaces the second and third paragraphs under the heading, “Principal Investment Strategies of the Fund” on pages 20-21 and on page 55 of the Prospectus:

“The equity portion of the Fund, which will make up approximately 60% of the portfolio (and may range from 35% to 70% of the portfolio), will consist of approximately 40% of U.S. equities and 20% of international equities. The U.S. equity allocation will consist of the Fund Investment Sub-advisor’s (Wilmington Trust Investment Advisors, Inc., or “WTIA”) Enhanced Dividend Income Strategy (“EDIS”). EDIS seeks to achieve at least twice the S&P 500 dividend yield while maintaining low volatility versus the S&P 500, with modest price appreciation over a three-to five-year period. WTIA employs a disciplined security selection process, which includes the following key screening criteria: (i) initial dividend yield equal to or greater than 1.5 times the S&P 500 Index; (ii) no dividend reductions in the last five years; (iii) positive free cash flow, or a comparable measure, over a five-year rolling period; (iv) positive expected price returns over the next five years based on WTIA’s internal rate of return model; and (v) debt rating of BB or better. The international equity allocation will consist of one or more exchange traded funds (or other liquid pooled investment vehicle) that invest in high-quality, non-U.S., developed market equities that have provided relatively high dividend yields over time.

The fixed income portion of the Fund, which will make up approximately 30% of the portfolio (and may range from 15% to 50% of the portfolio), will consist of WTIA’s Core Bond Strategy (“Core Bond”). Core Bond consists primarily of U.S. investment grade corporate and government fixed income securities, including mortgage- and asset-backed securities, as well as unrated securities determined to be of comparable quality. WTIA may also invest up to 15% of the fixed income portion of the Fund in lower-rated debt securities (“junk bonds”). WTIA will normally seek to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s individual investments will vary depending on market conditions. In selecting securities for the Fund, WTIA considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. WTIA will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates. WTIA may also fulfill the “junk bond” allocation through investment in an appropriate exchange-traded fund or other liquid pooled investment vehicle. The fixed income portion of the Fund will also include an allocation to cash of approximately 2.0% (which may range from 0% to 10% of the portfolio).”

The following amends and replaces information in the sub-section entitled “Investment Sub-Advisor” on page 25 of the Prospectus:

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”).

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2017

Allen E. Choinski, CFA	Vice President and Portfolio Manager/ Research Analyst at WTIA	2012

Andrew H. Hopkins, CFA, CPA	Administrative Vice President and Director of Equity Research at WTIA	2017

Mark D. Horst, CFA	Vice President and Portfolio Manager/ Research Analyst at WTIA	2017

Dominick J. D’Eramo, CFA	Group Vice President and Chief Fixed Income Officer at WTIA	2017

James M. Hannan	Administrative Vice President and Portfolio Manager at WTIA	2017

The following amends and replaces information on page 78 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities” for the Fund:

Diversified Income Fund (formerly, Strategic Allocation Moderate Fund) — Matthew D. Glaser and Allen E. Choinski, CFA, co-manage the Diversified Income Fund. Under normal circumstances, Mr. Glaser or Mr. Choinski initially recommends changes to the allocation among the selection of the underlying strategies and pooled investment vehicles. The co-manager who did not initiate the allocation recommendation then contributes input and analysis and the portfolio managers jointly decide the investment approach to be implemented. Mr. Hopkins and Mr. Horst oversee the purchase and sale decisions for WTIA’s Enhanced Dividend Income Strategy. Mr. D’Eramo and Mr. Hannan oversee the purchase and sale decisions for WTIA’s Core Bond Strategy.

The following biography is added to page 78 of the Prospectus under the sub-section entitled “Portfolio

Manager Biographies”:

Mark D. Horst, CFA, is a Vice President and Portfolio Manager/Research Analyst at WTIA and is responsible for providing fundamental equity research. Mr. Horst serves as a generalist with a broad range of sector and industry experience, with particular expertise in the Technology, Energy, Materials, and REIT sectors. Mr. Horst is a member of the portfolio management team for the Enhanced Dividend Income Strategy (EDIS). Mr. Horst has more than a decade of experience in institutional fundamental equity research and portfolio management and holds a master’s degree from the University of Michigan Ross School of Business and a bachelor’s degree in International Business from Lehigh University. He is a member of the CFA® Society of Philadelphia.

Please keep this Supplement for future reference.